EXHIBIT 99.1


                              ABS New Transaction



                            Computational Materials

                                 $1,600,000,000
                    The Money Store Home Equity Trust 1997-D
                              Home Equity Loan ABS
             $466,750,000 Adjustable Rate Offered by Merrill Lynch



                              The Money Store Inc.
                Representative, Servicer & Claims Administrator


                              The Bank of New York
                                    Trustee


                     Merrill Lynch, Pierce, Fenner & Smith
                           Sole Manager of Class A-1A



                          Adjustable Rate Certificates
                      $466,750,000 Class A-1A Certificates




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

        Bond             Ratings
Class   Amount           (Mdy's/S&P)     WAL     Beg. Amort.     End Amort.      Legal Final
--------------------------------------------------------------------------------------------

POOL II (ARMS)
--------------

A-1A    $466,750,000    Aaa/AAA          1.71    01/15/98         06/15/04        09/26


ISSUER:               The Money Store Trust 1997-D

REPRESENTATIVE,
SERVICER & CLAIMS
ADMINISTRATOR:        The Money Store Inc.

TRUSTEE:              The Bank of New York

LEAD UNDERWRITER:     Pool I (FRM HEL):       Morgan Stanley Dean Witter

                      Pool II (ARM HEL):      Merrill Lynch, Pierce, Fenner &
                                              Smith (Salomon Smith
                                              Barney will sell Classes A-2A,
                                              M-1A,M-2A, B-1A)

                      Pool III (HIL):         Lehman Brothers

                      Pool IV (Multifamily):  Nomura

EXPECTED PRICING:     WEEK of 12/15/97

EXPECTED
SETTLEMENT:           12/31/97

CUT-OFF DATE:         12/01/97

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class A-1A Certificates from Pool II would be ERISA eligible. Prospective purchasers should consult their counsel.

SMMEA: The Class A-1A Certificates from Pool II will not be SMMEA eligible.

TAX STATUS:           REMIC

COLLATERAL:           POOL II: Conventional adjustable rate home equity loans
                      secured by first and second liens on one- to four-family
                      ("single family") residential properties, units in planned unit developments and units in condominium developments indexed to 1 Month LIBOR, 6 Month LIBOR, 1
                      Year LIBOR and 1-Year CMT plus the Pre-Funding Account allocated to Pool II.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DISTRIBUTION:        The 15th day (or the next business day if 15th is not
                     a business day) of each month beginning 1/15/98.

CREDIT ENHANCEMENT FOR ADJUSTABLE RATE CLASSES:
(i)   Excess Spread
(ii)  Overcollateralization
              initial - 0%
              target - 2.50% of Original Loan Balance
              stepdown - 5.00% of Current Loan Balance (at Month 30) floor - 0.50% of Original Loan Balance

(iii) Subordination of 16.5% of Subordinated Certificates (for a total of 19% credit enhancement including 2.5% overcollateralization)

(iv)  Cross-Collateralization of all of the Pools (only in the event of losses).


THE FLOATING RATE CERTIFICATES WILL NOT BE GUARANTEED BY MBIA. MERRILL LYNCH WILL NOT BE INVOLVED IN THE SALE OF THE CLASS A-2A, M-1A, M-2A OR B-1A CERTIFICATES.


POOL II PREFUNDING:  $126,000,000 (Approx. 20% of Pool II)

SERVICER
CLEANUP CALL:   The Servicer, and in certain circumstances, the Insurer, will have the right to purchase all the Pool I and Pool II Home
                Equity Loans, Pool III Home Improvement Loans and Pool IV
                Multifamily Loans (collectively, the "Loans") on any Monthly
                Remittance Date when the aggregate principal balances of the Loans have declined to less than 10% of the sum of (i) the aggregate principal balances of the "Initial Loans" as of the Cut-Off Date and (ii) the original Pre-Funded Amount.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

INITIAL ADJUSTABLE RATE HOME EQUITY LOANS:

  Pool II (as of 12/01/97):
  Initial Current Principal Balance:                   $238,938,145
  Average Principal Balance:                           $86,447
  Number of Loans:                                     2,764
  Properties secured by First Liens:                   99.86%
  Weighted Average Coupon:                             10.144%
  Weighted Average LTV:                                80.59
  Weighted Average Rem. Term:                          355.2 mos.
  Weighted Average Orig. Term:                         359.9 mos.
  Weighted Average Gross Margin:                       5.905%
  Weighted Average Lifetime Cap:                       16.076%
  Weighted Average Lifetime Floor:                     9.862%
  Occupancy-
          Owner Occupied:                              90.10%
          Investor Owned:                              3.40%
          Second Homes:                                0.33%
  Property Type-
          Single Family Detached:                      87.12%
          Manufactured:                                1.64%
          2-4 Family:                                  6.21%
          Townhouse:                                   1.33%
          PUD:                                         1.74%
          Condominium:                                 1.90%
          Other:                                       0.08%
  Geographic Distribution (*5%):                       IL-8.82%, CA-8.47%,
                                                       OH-6.39%, MI-5.71%
--------------
*  Less than




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

INITIAL ADJUSTABLE RATE HOME EQUITY LOANS - COLLATERAL TABLES:


                                                        CURRENT         % BY
                                        # OF          PRINCIPAL       CURRENT
CURRENT PRINCIPAL BALANCE               LOANS          BALANCE        BALANCE
-------------------------               -----          --------       -------

=*   25,000.00                           57          $1,211,421.74       0.51%
25,000.01 - 50,000.00                   593          23,244,120.28       9.73
50,000.01 - 75,000.00                   807          50,083,357.96      20.96
75,000.01 - 100,000.00                  514          44,481,687.60      18.62
100,000.01 - 125,000.00                 307          34,252,760.21      14.34
125,000.01 - 150,000.00                 191          25,964,721.70      10.87
150,000.01 - 175,000.00                 117          18,907,061.88       7.91
175,000.01 - 200,000.00                  69          12,907,725.94       5.40
200,000.01 - 300,000.00                  91          21,333,939.96       8.93
300,000.01 - 400,000.00                  15           5,199,309.20       2.18
400,000.01 - 500,000.00                   3           1,352,038.46       0.57
                                          -          -------------      -----

Total:                                2,764        $238,938,144.93     100.00%


Min: 8,800.00
Max: 499506
Average: 86,446.51
Total: 238,938,144.93

-------------
*  Less than.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                 CURRENT          % BY
                                  # OF          PRINCIPAL      CURRENT
CURRENT COUPON                   LOANS          BALANCE        BALANCE
--------------                   -----          --------       -------

=* 7.000                           3          $355,389.34        0.15%
7.001 - 7.500                     70         8,149,325.16        3.41
7.501 - 8.000                     47         4,941,657.63        2.07
8.001 - 8.500                    104         9,894,852.01        4.14
8.501 - 9.000                    195        20,033,290.99        8.38
9.001 - 9.500                    222        21,762,043.66        9.11
9.501 - 10.000                   405        40,674,143.31       17.02
10.001 - 10.500                  512        39,304,478.71       16.45
10.501 - 11.000                  612        53,418,892.60       22.36
11.001 - 11.500                  338        22,818,715.59        9.55
11.501 - 12.000                  140        10,521,183.53        4.40
12.001 - 13.000                   97         5,771,438.01        2.42
13.001 - 14.000                   16         1,185,413.52        0.50
14.001 - 15.000                    3           107,320.87        0.04
                                   -           ----------        ----

Total:                        2,764       $238,938,144.93      100.00%


Min: 7.00
Max: 14.50
Weighted Average: 10.14

-----------
*  Less than.


                                                        CURRENT          % BY
                                    # OF              PRINCIPAL       CURRENT
ORIGINAL TERM                       LOANS              BALANCE        BALANCE
-------------                       -----            --------        -------

169 - 180                                1          $97,709.44         0.04%
349 - 360                            2,763      238,840,435.49        99.96
                                     -----      --------------       ------

Total:                               2,764     $238,938,144.93       100.00%


Min: 180
Max: 360
Weighted Average: 360


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                        CURRENT         % BY
STATED                                    # OF          PRINCIPAL       CURRENT
REMAINING TERM                           LOANS          BALANCE        BALANCE
---------------                          -----          --------       --------

145 - 156                                    1         $97,709.44        0.04%
325 - 336                                  265      27,016,422.58       11.31
337 - 348                                    7         461,486.13        0.19
349 - 360                                2,491     211,362,526.78       88.46
                                         -----     --------------       ------

Total:                                   2,764   $238,938,144.93      100.00%


Min: 149
Max: 360
Weighted Average: 355

                                                        CURRENT         % BY
ORIGINAL                                # OF          PRINCIPAL       CURRENT
COMBINED LTC                           LOANS          BALANCE        BALANCE
-------------                          -----          --------       -------

5.001 - 10.000                            2         $97,585.05        0.04%
10.001 - 15.000                           4         128,882.88        0.05
15.001 - 20.000                           6         212,109.11        0.09
20.001 - 25.000                          10         426,744.19        0.18
25.001 - 30.000                          13         836,742.04        0.35
30.001 - 35.000                           9         427,181.84        0.18
35.001 - 40.000                          24       1,290,657.69        0.54
40.001 - 45.000                          37       2,050,005.28        0.86
45.001 - 50.000                          38       2,353,038.03        0.98
50.001 - 55.000                          43       2,585,067.97        1.08
55.001 - 60.000                          58       3,892,119.40        1.63
60.001 - 65.000                         136       9,361,182.46        3.92
65.001 - 70.000                         203      13,683,801.64        5.73
70.001 - 75.000                         258      20,446,944.52        8.56
75.001 - 80.000                         579      47,944,468.33       20.07
80.001 - 85.000                         534      47,221,574.59       19.76
85.001 - 90.000                         630      68,206,379.21       28.55
90.001 - 95.000                          70       6,541,660.79        2.74
95.001 - 100.000                        110      11,231,999.91        4.70
                                        ---      -------------        ----

Total:                                2,764    $238,938,144.93      100.00%

Min: 8.00
Max: 100.00
Weighted Average: 80.59


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                        CURRENT         % BY
                                         # OF          PRINCIPAL       CURRENT
PAID THRU DATE                           LOANS          BALANCE        BALANCE
--------------                           -----          --------       -------

1997-09                                    61       $5,587,961.95       2.34%
1997-10                                   302       31,173,043.79      13.05
1997-11                                 1,453      130,052,315.28      54.43
1997-12                                   909       68,983,989.94      28.87
1998-01                                    37        2,974,313.05       1.24
1998-02                                     1          130,500.00       0.05
1999-10                                     1           36,020.92       0.02
                                            -          ----------       ----

Total:                                  2,764     $238,938,144.93     100.00%


Min: 1997-09-02
Max: 1999-10-01


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                       CURRENT         % BY
GEOGRAPHICAL                           # OF          PRINCIPAL       CURRENT
DISTRIBUTION                           LOANS          BALANCE        BALANCE
--------------                         -----          --------       -------

Illinois                                202       $21,074,814.76      8.82%
Ohio                                    213        15,262,649.29      6.39
Michigan                                179        13,637,447.32      5.71
New York                                120        11,669,284.63      4.88
Florida                                 143        11,303,373.23      4.73
Pennsylvania                            147        11,020,074.05      4.61
Georgia                                 136        10,882,726.73      4.55
California-Northern                      75        10,407,370.29      4.36
California-Southern                      64         9,826,937.74      4.11
Washington                               99         9,084,819.88      3.80
New Jersey                               74         8,257,669.95      3.46
Indiana                                 133         8,084,942.28      3.38
Maryland                                 74         7,928,729.47      3.32
Connecticut                              54         6,824,022.78      2.86
Missouri                                 96         6,652,584.53      2.78
North Carolina                           83         6,304,731.55      2.64
Texas                                    66         6,158,992.72      2.58
Tennessee                                74         5,889,202.82      2.46
Massachusetts                            52         5,694,302.25      2.38
Colorado                                 50         5,249,744.57      2.20
Minnesota                                64         4,788,458.22      2.00
Kentucky                                 59         3,892,121.28      1.63
Wisconsin                                60         3,850,467.23      1.61
Virginia                                 43         3,817,545.52      1.60
Arizona                                  42         3,748,852.93      1.57
Utah                                     27         2,641,743.95      1.11
Nevada                                   23         2,271,290.35      0.95
Oregon                                   28         2,247,699.95      0.94
Louisiana                                30         1,991,315.12      0.83
District of Columbia                     17         1,984,232.90      0.83
Idaho                                    25         1,974,873.84      0.83
New Mexico                               26         1,903,613.82      0.80
Maine                                    28         1,877,729.48      0.79
South Carolina                           23         1,385,766.19      0.58
Delaware                                 14         1,226,187.56      0.51
Kansas                                   22         1,198,006.95      0.50
New Hampshire                            12         1,049,779.77      0.44


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                       CURRENT         % BY
GEOGRAPHICAL                           # OF          PRINCIPAL       CURRENT
DISTRIBUTION                           LOANS          BALANCE        BALANCE
--------------                         -----          --------       -------

Oklahoma                                17          943,448.58        0.39
Mississippi                             15          811,100.00        0.34
Rhode Island                             8          759,656.41        0.32
Iowa                                    10          668,982.53        0.28
Wyoming                                  8          585,939.41        0.25
Nebraska                                 7          463,775.69        0.19
Montana                                  6          433,450.00        0.18
Vermont                                  5          392,959.73        0.16
Hawaii                                   1          231,792.69        0.10
West Virginia                            4          196,303.55        0.08
Arkansas                                 3          193,735.85        0.08
Alaska                                   1           95,200.00        0.04
South Dakota                             1           79,000.00        0.03
North Dakota                             1           18,694.59        0.01
                                         -           ---------        ----
Total:                               2,764     $238,938,144.93      100.00%

                                                  CURRENT         % BY
                                  # OF          PRINCIPAL       CURRENT
CREDIT RATING                     LOANS          BALANCE        BALANCE
--------------                    -----          --------       -------

A                                  455       43,486,648.58       18.20
A-                                 766       74,725,841.77       31.27
B                                  580       42,746,619.31       17.89
B-                                 254       17,835,441.99        7.46
B+                                 604       53,555,916.34       22.41
C                                   86        4,885,710.39        2.04
C-                                   3          119,871.84        0.05
C+                                  10          931,690.89        0.39
Unknown                              6         $650,403.82        0.27%
                                     -         -----------        -----

Total:                           2,764     $238,938,144.93        100.00%

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                  CURRENT         % BY
                                  # OF          PRINCIPAL       CURRENT
MARGIN                          LOANS            BALANCE        BALANCE
------                          -----           --------       -------

2.501 - 3.000                      3         $484,565.84         0.20%
3.001 - 3.500                      3          318,682.97         0.13
3.501 - 4.000                     15        1,364,461.77         0.57
4.001 - 4.500                     24        2,149,847.67         0.90
4.501 - 5.000                    415       40,895,839.58        17.12
5.001 - 5.500                    610       51,527,728.50        21.57
5.501 - 6.000                    313       29,339,351.02        12.28
6.001 - 6.500                    810       63,249,138.03        26.47
6.501 - 7.000                    356       30,355,796.27        12.70
7.001 - 7.500                     93        8,175,841.94         3.42
7.501 - 8.000                     69        6,395,244.27         2.68
8.001 - 8.500                     25        2,398,762.20         1.00
8.501 - 9.000                     14        1,401,576.07         0.59
9.001 - 9.500                      7          451,291.23         0.19
9.501 - 10.000                     6          408,317.57         0.17
10.001 - 10.500                    1           21,700.00         0.01
                                   -           ---------         ----

Total:                         2,764      $238,938,144.93      100.00%


Min: 2.750
Max: 10.350
Weighted Average: 5.905

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                  CURRENT         % BY
                                  # OF          PRINCIPAL       CURRENT
MAXIMUM RATE                     LOANS            BALANCE        BALANCE
------------                     -----           --------       -------

5.001 - 6.000                       1          $94,385.31        0.04%
10.001 - 11.000                     3          435,044.92        0.18
11.001 - 12.000                     4          277,446.36        0.12
12.001 - 13.000                     5          603,810.61        0.25
13.001 - 14.000                   129       14,177,508.47        5.93
14.001 - 15.000                   360       35,901,605.39       15.03
15.001 - 16.000                   688       66,344,416.34       27.77
16.001 - 17.000                   919       74,526,426.58       31.19
17.001 - 18.000                   501       35,945,194.09       15.04
18.001 - 19.000                   128        8,614,629.91        3.61
19.001 - 20.000                    22        1,864,234.67        0.78
20.001 - 21.000                     4          153,442.28        0.06
                                    -          ----------        -----

Total:                          2,764     $238,938,144.93      100.00%


Min: 6.000
Max: 20.500
Weighted Average: 16.076


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                 CURRENT         % BY
                                  # OF          PRINCIPAL       CURRENT
MINIMUM RATE                     LOANS            BALANCE        BALANCE
------------                     -----           --------       -------

2.001 - 3.000                      3           $484,565.84        0.20%
3.001 - 4.000                      1            173,845.71        0.07
4.001 - 5.000                      7            694,698.76        0.29
5.001 - 6.000                     17          1,739,580.90        0.73
6.001 - 7.000                     22          2,644,708.10        1.11
7.001 - 8.000                    140         15,197,577.94        6.36
8.001 - 9.000                    371         37,155,017.98       15.55
9.001 - 10.000                   760         75,335,550.53       31.53
10.001 - 11.000                  898         69,762,927.29       29.20
11.001 - 12.000                  438         29,436,856.61       12.32
12.001 - 13.000                   89          5,104,970.86        2.14
13.001 - 14.000                   15          1,100,523.54        0.46
14.001 - 15.000                    3            107,320.87        0.04
                                   -            ----------        ----

Total:                        2,764        $238,938,144.93      100.00%


Min: 2.750
Max: 14.500
Weighted Average: 9.862


SUBSEQUENT                                    CURRENT         % BY
PERIODIC                      # OF          PRINCIPAL       CURRENT
RATE CAP                     LOANS            BALANCE        BALANCE
------------                 -----           --------       -------

1.000                        2,423      $204,387,453.44     85.54%
1.500                          131        14,725,328.26      6.16
2.000                          207        19,591,361.37      8.20
3.000                            3           234,001.86      0.10
                                 -           ----------      -----

Total:                       2,764      $238,938,144.93     100.00%


Min: 1.000
Max: 3.000

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

NET RATE                                   CURRENT         % BY
ADJUSTMENT                # OF           PRINCIPAL       CURRENT
DATE                     LOANS            BALANCE        BALANCE
------------             -----           --------       -------

1997-12                     1          $147,738.48       0.06%
1998-01                    66         6,110,977.49       2.56
1998-02                    27         3,045,457.42       1.27
1998-03                    81         8,387,116.80       3.51
1998-04                   160        17,698,239.98       7.41
1998-05                   429        38,235,161.39      16.00
1998-06                   215        18,908,006.71       7.91
1998-07                     2           122,053.18       0.05
1998-08                     3           351,848.20       0.15
1998-09                     6           727,907.11       0.30
1998-10                     7           886,433.74       0.37
1998-11                     2           131,829.34       0.06
1998-12                     2           239,094.44       0.10
1999-04                     1           188,238.43       0.08
1999-05                     4           516,411.63       0.22
1999-06                     5           517,597.84       0.22
1999-07                    14         1,287,151.98       0.54
1999-08                    45         5,063,246.40       2.12
1999-09                   199        21,613,658.52       9.05
1999-10                   344        31,676,221.70      13.26
1999-11                   194        16,367,744.41       6.85
1999-12                    13         1,009,350.00       0.42
2000-04                     1            64,855.97       0.03
2000-08                     4           424,154.23       0.18
2000-09                    16         1,328,795.50       0.56
2000-10                     4           276,019.13       0.12
2000-11                     5           377,756.56       0.16
2000-12                     2           113,750.00       0.05
2001-07                     2           171,112.18       0.07
2001-10                    48         3,722,626.51       1.56
2001-11                   532        37,909,869.59      15.87
2001-12                   330        21,317,720.07       8.92
                          ---        ------------        ----

Total:                  2,764      $238,938,144.93    100.00%

Min: 1997-12-07
Max: 2001-12-01


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         CURRENT           % BY
DOCUMENTATION              # OF          PRINCIPAL       CURRENT
LEVEL                     LOANS           BALANCE        BALANCE
------------              -----           --------       -------

Full Documentation       2,764         $238,938,144.93   100.00%
                         -----         ---------------   -------


Total:                   2,764         $238,938,144.93   100.00%


                                           CURRENT         % BY
OWNER                     # OF           PRINCIPAL       CURRENT
OCCUPANCY                LOANS            BALANCE        BALANCE
------------             -----           --------       -------



Primary                  2,496        $215,284,916.04     90.10%
Unknown                    143          14,733,306.83      6.17
Investment                 117           8,132,298.61      3.40
Second Home                  8             787,623.45      0.33
                             -             ----------      ----

Total:                   2,764        $238,938,144.93    100.00%



                                           CURRENT         % BY
                          # OF           PRINCIPAL       CURRENT
LOAN PURPOSE             LOANS            BALANCE        BALANCE
------------             -----           --------       -------

Rate/Term Refinance      1,948        $169,767,960.96    71.05%
Purchase Money             340          36,470,808.73    15.26
Unknown                    143          14,733,306.83     6.17
Debt Consolidation         171          10,170,824.22     4.26
Cashout                    161           7,750,978.21     3.24
Home Improvement             1              44,265.98     0.02
                             -             ----------     ----

Total:                   2,764        $238,938,144.93   100.00%


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                  CURRENT          % BY
                              # OF               PRINCIPAL        CURRENT
PROPERTY TYPE                 LOANS               BALANCE         BALANCE
-------------                 -----             --------         -------

Detached single family        2,416          208,157,818.32       87.12
Detached PUD                     27            3,668,403.35        1.54
Manufactured single wide         37            2,235,265.71        0.94
Attached PUD                      8              482,647.20        0.20
Attached townhouse               36            3,178,274.87        1.33
Attached condo                   56            4,533,053.38        1.90
2-4 Family                      151           14,827,884.98        6.21
Manufactured double wide         30            1,575,752.93        0.66
Unknown                           2             $185,244.19        0.08%
Manufactured triple wide          1               93,800.00        0.04
                                  -               ---------        ----

Total:                        2,764         $238,938,144.93      100.00%



                                             CURRENT          % BY
                              # OF           PRINCIPAL        CURRENT
LIEN POSITION                 LOANS            BALANCE         BALANCE
-------------                 -----           --------         -------

1                             2,761       $238,612,172.47     99.86%
2                                 3            325,972.46      0.14
                                  -            ----------      ----

Total:                        2,764       $238,938,144.93    100.00%




                                                CURRENT          % BY
                                # OF           PRINCIPAL        CURRENT
ADJUSTMENT TYPE                 LOANS            BALANCE         BALANCE
---------------                 -----           --------         -------

ARM                            2,764      $238,938,144.93      100.00%

Total:                        2,764       $238,938,144.93      100.00%

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
Rob DiOrio          (212) 449-1646
Michael Murphy      (212) 449-0843
Ted Hsueh           (212) 449-9177
Scott Henderson     (212) 449-3780

ABS TRADING
Carlos Valle        (212) 449-3659
Scott Soltas        (212) 449-3659
Terrence Mack       (212) 449-3659
Brian Kane          (212) 449-3659

MBS TRADING
Vince Mora          (212) 449-5320
Dan Pace            (212) 449-5320

ASSET BACKED RESEARCH
Chris Flanigan      (212) 449-1655
Ralph Diserio       (212) 449-1629
Ryan Asato          (212) 449-9622


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               ABS NEW TRANSACTION


                       ADDITIONAL COMPUTATIONAL MATERIALS
             CLASS AV-1 CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS

                                 $1,600,000,000
                    THE MONEY STORE HOME EQUITY TRUST 1997-D
                              HOME EQUITY LOAN ABS
              $466,750,000 ADJUSTABLE RATE OFFERED BY MERRILL LYNCH


                              THE MONEY STORE INC.
                 REPRESENTATIVE, SERVICER & CLAIMS ADMINISTRATOR


                              THE BANK OF NEW YORK
                                     TRUSTEE


                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                           SOLE MANAGER OF CLASS AV-1


                          ADJUSTABLE RATE CERTIFICATES
                      $466,750,000 CLASS AV-1 CERTIFICATES


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

EXPECTED POOL PRICING PREPAYMENT ASSUMPTION:

POOL II (ADJUSTABLE RATE HOME EQUITY LOANS)
The prepayment assumption for Pool II assumes a constant CPR of 26% per annum.


PREPAYMENT SCENARIOS:

                SCENARIO 1   SCENARIO 2   SCENARIO 3(1)  SCENARIO 4  SCENARIO 5
                ----------   ----------   -------------  ----------  ----------

Pool II(2)          0%           75%          100%          125%       150%

(1)  Pricing Assumption.
(2)  Percentage of Prepayment Assumption.


CLASS AV-1 CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

                                            1              2              3              4               5
                                            -              -              -              -               -
Class AV-1 WAL (yrs.)                      21.77          2.658          1.710          1.198           0.964
Class AV-1 Exp. Beg. Am.                       1              1              1              1               1
Class AV-1 Exp. End. Am.                     345            108             78             36              29
Class AV-1 Exp. Maturity                 9/15/26       12/15/06        6/15/04       12/15/00         5/15/00

FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
Rob DiOrio                         (212) 449-1646
Michael Murphy                     (212) 449-0843
Ted Hsueh                          (212) 449-9177
Scott Henderson                    (212) 449-3780

ABS TRADING
Carlos Valle                       (212) 449-3659
Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Brian Kane                         (212) 449-3659

MBS TRADING
Vince Mora                         (212) 449-5320
Dan Pace                           (212) 449-5320

ASSET BACKED RESEARCH
Chris Flanigan                     (212) 449-1655
Ralph Diserio                      (212) 449-1629
Ryan Asato                         (212) 449-9622

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.